Exhibit 10.1

$40,000,000 INCREMENTAL REVOLVING FACILITY COMMITMENTS

INCREMENTAL ASSUMPTION AGREEMENT

Dated as of December 13, 2010

among

AFFINION GROUP HOLDINGS, INC.

AFFINION GROUP, INC.

and

CERTAIN SUBSIDIARIES OF AFFINION GROUP, INC.

as Loan Parties

and

BANK OF AMERICA, N.A.

as Administrative Agent and Collateral Agent

DEUTSCHE BANK SECURITIES INC.

as Syndications Agent

BANC OF AMERICA SECURITIES LLC

and

DEUTSCHE BANK SECURITIES INC.

as Joint Lead Arrangers and Joint Book Runners

INCREMENTAL ASSUMPTION AGREEMENT

THIS INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of December 13, 2010, is made by and among AFFINION GROUP, INC., a Delaware corporation (the “Borrower”), AFFINION GROUP HOLDINGS, INC., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower listed on the signature pages hereto (together with Holdings and the Borrower, the “Loan Parties”), BANK OF AMERICA, N.A. and DEUTSCHE BANK AG NEW YORK BRANCH, each as an Incremental Revolving Facility Lender (as defined in the Credit Agreement referred to below) (in such capacity, the “Incremental Revolving Facility Lenders”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in. the Credit Agreement.

PRELIMINARY STATEMENTS:

(1) The Loan Parties, the Administrative Agent and the other agents party thereto, and lenders from time to time party thereto are parties to an Amended and Restated Credit Agreement, dated as of April 9, 2010 (as amended from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;

(2) The Company has requested that the Incremental Revolving Facility Lenders collectively provide Incremental Revolving Facility Commitments in an aggregate amount equal to $40,000,000 (the “Aggregate Commitment Increase”), and each Incremental Revolving Facility Lender is prepared to provide a portion of such Aggregate Commitment Increase, in the respective amounts set forth in Section 1 below, in each case subject to the other terms and conditions set forth herein; and

(3) The Loan Parties, the Incremental Revolving Facility Lenders and the Administrative Agent are entering into this Agreement in order to evidence such Incremental Revolving Facility Commitments, which are to be made in the form of additional Revolving Facility Commitments, in accordance with Section 2.20 of the Credit Agreement.

SECTION 1. Commitment Increase.

(a) Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, on and as of the Primary Effective Date (as hereinafter defined):

(i) Bank of America, N.A., as a Revolving Facility Lender under the Credit Agreement before giving effect to this Agreement, agrees that the amount of its Revolving Facility Commitment shall automatically increase by $10,000,000; and

(ii) Deutsche Bank AG New York Branch, as a Revolving Facility Lender under the Credit Agreement before giving effect to this Agreement, agrees that the amount of its Revolving Facility Commitment shall automatically increase by $25,000,000.

(b) Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Secondary Effective Date (as hereinafter defined), Bank of America, N.A., as a Revolving Facility Lender under the Credit Agreement before giving effect to this Agreement, agrees that the amount of its Revolving Facility Commitment shall automatically increase by an additional $5,000,000.

SECTION 2. Amendments to the Credit Agreement. Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the respective conditions precedent set forth in Section 3 and Section 4 hereof:

(a) effective on and as of the Primary Effective Date, the Credit Agreement is hereby amended as follows:

(i) The aggregate amount of the Revolving Facility Commitments shall be increased to $160,000,000;

(ii) The Revolving Facility Commitment of Bank of America, N.A. shall be increased by $10,000,000; and

(iii) The Revolving Facility Commitment of Deutsche Bank AG New York Branch. shall be increased by $25,000,000; and

(b) effective on and as of the Secondary Effective Date, the Credit Agreement is hereby amended as follows:

(i) The aggregate amount of the Revolving Facility Commitments shall be increased to $165,000,000; and

(ii) The Revolving Facility Commitment of Bank of America, N.A. shall be increased by $5,000,000.

SECTION 3. Conditions to Effectiveness on Primary Effective Date. This Agreement, and the obligations of the Incremental Revolving Facility Lenders to make the Incremental Revolving Facility Commitments specified in Section 1(a) hereof, shall become effective on and as of the Business Day (the “Primary Effective Date”) occurring on or before December 31, 2010 on which the following conditions shall have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself, the Issuing Banks and the Lenders, a favorable written opinion of Akin Gump Strauss Hauer and Feld, LLP, special counsel for Holdings, the Borrower and the other Loan Parties, (A) dated the Primary Effective Date, (B) addressed to the Administrative Agent, the

Collateral Agent, the Issuing Banks and the Lenders, and (C) in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters as the Administrative Agent shall reasonably request relating to, as applicable, this Agreement and the other documents delivered in connection herewith on behalf of the Loan Parties, and each of Holdings, the Borrower and the other Loan Parties hereby instructs its counsel to deliver such opinions.

(c) All legal matters incident to this Agreement, the extensions of credit hereunder and the other documents delivered in connection herewith or therewith shall be reasonably satisfactory to the Administrative Agent and to each Incremental Revolving Facility Lender on the Primary Effective Date.

(d) The Administrative Agent shall have received each of the items referred to below:

(i) a copy of the Borrower’s certificate of incorporation, including all amendments thereto, certified as of a recent date by the Secretary of State of the jurisdiction of its incorporation, and accompanied by a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State;

(ii) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Primary Effective Date and certifying:

(A) that attached thereto is (1) a true and complete copy of the by-laws of the Borrower and (2) a true and complete copy of the Charter of the Executive Committee of the Board of Directors of the Borrower, in each case, as in effect on the Primary Effective Date and at all times since the date of the unanimous written consent described in clause (B) below;

(B) that attached thereto is a true and complete copy of the duly executed Unanimous Written Consent of the Executive Committee of the Board of Directors of the Borrower, authorizing the execution, delivery and performance of this Agreement and any other documents delivered in connection herewith on behalf of the Borrower, and the extensions of credit under the Credit Agreement, as amended hereby, and that such unanimous written consent has not been modified, rescinded or amended, and that it is in full force and effect on the Primary Effective Date;

(C) that the certificate of incorporation and the by-laws of the Borrower have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D) as to the incumbency and specimen signature of each officer or other duly authorized person executing this Agreement or any other document delivered in connection herewith on behalf of the Borrower; and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of the Borrower or any other Loan Party or, to the knowledge of such person, threatening the existence of the Borrower or any other Loan Party;

(iii) a certification of another officer or other duly authorized person as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to Section 3(c)(ii) hereof;

(iv) a certificate of a Responsible Officer of the Borrower as to the satisfaction of the conditions set forth in Sections 2.20(a), 2.20(c)(iii), 2.20(c)(v), 4.01(b) and 4.01(c) of the Credit Agreement; provided, that such certificate shall include reasonably detailed calculations demonstrating the Loan Parties’ compliance with, and satisfaction of, the conditions set forth in Sections 2.20(c)(iii) and 2.20(c)(v) of the Credit Agreement;

(v) a copy of the written notice from the Borrower requesting the Incremental Revolving Facility Commitments constituting the Aggregate Commitment Increase, executed and delivered by the Borrower pursuant to Section 2.20(a) of the Credit Agreement;

(vi) a solvency certificate executed by the Chief Financial Officer of the Borrower in substantially the form of the solvency certificate previously delivered by the Borrower on the Restatement Effective Date; and

(vii) such other documents as the Administrative Agent may reasonably request in connection with the Aggregate Commitment Increase (including, without limitation, tax identification numbers and addresses).

(e) The Administrative Agent and the Incremental Revolving Facility Lenders shall have received:

(i) A non-refundable up-front fee paid to each Incremental Revolving Facility Lender for its own account, in an amount equal to 1.00% of the increase in such Incremental Revolving Facility Lender’s Revolving Facility Commitments as of the Primary Effective Date, as set forth in Section 1(a) hereof; and

(ii) all other fees due and payable thereto on or prior to the Primary Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Primary Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(f) The conditions set forth in (i) Sections 4.01(b) and 4.01(c) of the Credit

Agreement shall be satisfied as of the Primary Effective Date as though the Primary Effective Date is the date of a Credit Event; and (ii) Sections 2.20(a), 2.20(c)(iii) and 2.20(c)(v) of the Credit Agreement shall be satisfied as of the Primary Effective Date.

SECTION 4. Conditions to Secondary Effective Date. The obligation of Bank of America, N.A., as an Incremental Revolving Facility Lender, to make the Incremental Revolving Facility Commitments specified in Section 1(b) hereof shall become effective on and as of the Business Day (the “Secondary Effective Date”) occurring on or before January 31, 2011 on which the following conditions shall have been satisfied:

(a) All legal matters incident to this Agreement, the extensions of credit hereunder and the other documents delivered in connection herewith or therewith shall be reasonably satisfactory to the Administrative Agent on the Secondary Effective Date.

(b) Each of the certificates, by-laws, unanimous written consents, charters, signatures specimens and other items delivered to the Administrative Agent pursuant to Sections 3(d)(i), 3(d)(ii) and 3(d)(iii) above shall continue to be valid, binding and effective, and shall not have been withdrawn, rescinded, superseded, rejected, amended or otherwise modified in any manner, other than with the prior written consent of the Administrative Agent.

(c) The Administrative Agent shall have received:

(i) a certificate of a Responsible Officer of the Borrower as to the satisfaction of the conditions set forth in Sections 2.20(a), 2.20(c)(iii), 2.20(c)(v), 4.01(b) and 4.01(c) of the Credit Agreement and Section 4(b) of this Agreement; provided, that such certificate shall include reasonably detailed calculations demonstrating the Loan Parties’ compliance with, and satisfaction of, the conditions set forth in Sections 2.20(c)(iii) and 2.20(c)(v) of the Credit Agreement;

(ii) a copy of the written notice from the Borrower requesting the Incremental Revolving Facility Commitments specified in Section 1(b) hereof, executed and delivered by the Borrower pursuant to Section 2.20(a) of the Credit Agreement;

(iii) a solvency certificate executed by the Chief Financial Officer of the Borrower in substantially the form of the solvency certificate previously delivered by the Borrower on the Restatement Effective Date; and

(iv) such other documents as the Administrative Agent may reasonably request in connection with the applicable Commitment Increase (including, without limitation, tax identification numbers and addresses).

(d) The Administrative Agent and the Incremental Revolving Facility Lenders shall have received:

(i) A non-refundable up-front fee paid to each Incremental Revolving Facility Lender for its own account, in an amount equal to 1.00% of the increase in such Incremental Revolving Facility Lender’s Revolving Facility Commitments as of the Secondary Effective Date, as set forth in Section 1(b) hereof; and

(ii) All other fees due and payable thereto on or prior to the Secondary Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Secondary Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(e) The conditions set forth in (i) Sections 4.01(b) and 4.01(c) of the Credit Agreement shall be satisfied as of the Secondary Effective Date as though the Secondary Effective Date is the date of a Credit Event; and (ii) Sections 2.20(a), 2.20(c)(iii) and 2.20(c)(v) of the Credit Agreement shall be satisfied as of the Secondary Effective Date.

SECTION 5. Reallocation of Revolving Loans. In accordance with Section 2.20(d) of the Credit Agreement, (a) on each of the Primary Effective Date and the Secondary Effective Date, each Incremental Revolving Facility Lender that is increasing its Revolving Credit Commitments on such date pursuant to this Agreement shall make available to the Administrative Agent on such date, as Revolving Loans, such amounts for application by way of prepayment of Revolving Loans of the Revolving Facility Lenders outstanding immediately prior to the Primary Effective Date or the Secondary Effective Date, as applicable, so that after giving effect to the Commitment Increase made on such date, all of the Revolving Loans will be held by the Revolving Facility Lenders on a pro rata basis in accordance with their respective Pro Rata Shares (after giving effect to the applicable Incremental Revolving Facility Revolving Commitments of each such Incremental Revolving Facility Lender), (b) each Revolving Facility Lender shall be deemed to have acquired from each Issuing Bank a participation in each Letter of Credit equal to such Revolving Facility Lender’s Pro Rata Share (after giving effect to the Commitment Increase) of the aggregate amount available to be drawn under such Letter of Credit, and (c) the Borrower shall pay to the applicable Revolving Facility Lenders any amounts payable in respect of any such prepayment in accordance with Section 2.16 (with any prepayment of any Revolving Loans of any Lender pursuant to clause (a) above being deemed a prepayment for purposes of Section 2.16 of the Credit Agreement). The amounts made available by the Incremental Revolving Facility Lenders pursuant to clause (a) above shall be deemed to be Revolving Loans for all purposes of the Loan Documents.

SECTION 6. Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.

(b) Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Guarantee and Collateral Agreement and the other Security Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Agreement, in each case subject to the terms thereof.

(c) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Aggregate Commitment Increase, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to Article II of the Guarantee and Collateral Agreement.

(d) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Costs, Expenses. The Borrower agrees to pay on demand all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL

PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

SECTION 10. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By:	/s/ Nathaniel J. Lipman
Name: Nathaniel J. Lipman
Title: Chief Executive Officer

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Nathaniel J. Lipman
Name: Nathaniel J. Lipman
Title: Chief Executive Officer

[SIGNATURE PAGE]

AFFINION BENEFITS GROUP, LLC
AFFINION DATA SERVICES, INC.
AFFINION GROUP, LLC
AFFINION LOYALTY ACQUISITION, LLC
AFFINION LOYALTY GROUP, INC.
AFFINION PUBLISHING, LLC
CARDWELL AGENCY INC.
CCAA, CORPORATION
CONNEXIONS LOYALTY TRAVEL SOLUTIONS LLC
GLOBAL PRIVACY SOLUTIONS, LLC
INTERNATIONAL TRAVEL FULFILLMENT LLC
LONG TERM PREFERRED CARE, INC.
LOYALTY TRAVEL AGENCY LLC
TRAVELERS ADVANTAGE SERVICES, INC.
TRILEGIANT AUTO SERVICES, INC.
TRILEGIANT CORPORATION
TRILEGIANT INSURANCE SERVICES, INC.
TRILEGIANT RETAIL SERVICES, INC.
WATCHGUARD REGISTRATION SERVICES, INC.

By:	/s/ Nathaniel J. Lipman
Name: Nathaniel J. Lipman
Title: Chief Executive Officer

CUC ASIA HOLDINGS, by its partners:

Trilegiant Corporation

By:	/s/ Nathaniel J. Lipman
Name: Nathaniel J. Lipman
Title: Chief Executive Officer

Trilegiant Retail Services, Inc.

By:	/s/ Nathaniel J. Lipman
Name: Nathaniel J. Lipman
Title: Chief Executive Officer

[SIGNATURE PAGE]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

[SIGNATURE PAGE]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Incremental Revolving Facility Lender

By:	/s/ Patrick W. Dowling
Name: Patrick W. Dowling
Title: Director

By:	/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

[SIGNATURE PAGE]

BANK OF AMERICA, N.A.,
as Incremental Revolving Facility Lender

By:	/s/ Robert Klawinski
Name: Robert Klawinski
Title: Senior Vice President

[SIGNATURE PAGE]